SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Core Fixed Income Fund

Effective March 31, 2013, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Dominick DeAlto, Head of Global Multi-Sector Fixed Income and Head of Sector Rotation, FFTW. Portfolio Manager of the fund. Joined the fund in 2013.

Gary Chan, CFA, FFTW. Portfolio Manager of the fund. Joined the fund in 2012.

Please Retain This Supplement for Future Reference

March 28, 2013 PROSTKR-216